EXHIBIT 10-01





                       OCEANEERING RETIREMENT INVESTMENT PLAN

                  (As Amended and Restated Effective July 1, 1995)

                                   First Amendment



                    Oceaneering International, Inc., a Delaware corporation

          (the "Company"), having established the Oceaneering Retirement

          Investment Plan, as amended and restated effective July 1, 1995,

          (the "Plan"), and having reserved the right under Section 11.5 thereof to amend the Plan, does hereby amend the Plan effective as of the dates set forth herein as follows:



                    1.   Section 4.8 of the Plan is amended effective

               the later of (i) August 1, 1996 or (ii) such date as

               the Committee is able to communicate such amendment to

               Plan Participants by revising the penultimate paragraph

               thereto in its entirety to read as follows:



                         "From July 1, 1995 through July 31, 1996
                    (or such later date as the Committee is able to communicate such change to Participants), the Employer Contributions (excluding Deferred Contributions) made with respect to Deferred Contributions that are invested in Common Stock and all Income of the Trust Fund allocable to such Employer Contributions shall initially be invested by the Company in Common Stock. From July 1, 1995 through July 31, 1996 (or such later date as the Committee is able to communicate such change to Participants), the Employer Contributions (excluding Deferred Contributions) made with respect to Deferred Contributions that are invested in any Investment Fund other than Common Stock of the Employer, and all Income of the Trust Fund allocable to such Employer Contributions shall be initially invested by the Company in such percentages and in such Investment Funds which correspond to the Participant's election of Investment Funds with respect to the investment of the Participant's Deferred Contributions. From and after August 1, 1996, all Employer Contributions (excluding Deferred
                    Contributions) shall initially be invested by the Company in Common Stock."


                    2.   The third sentence of Section 10.3 of the

               Plan is amended in its entirety effective as of July 1,

               1995 to read as follows:

                         "Such portion may be established by the
                    Trustee as directed by the Company to be set apart in cash or in kind out of the properties of the Trust Fund."

                    3.   Schedule B of the Plan is amended effective

               July 1, 1995 in its entirety to read as follows:





                                     "SCHEDULE B

                    Effective July 1, 1995, the following Investment
               Funds are available under the Plan:

                    (a) Fixed Income Account - this fund shall be invested in longer-term fixed-income securities, such as corporate bonds and commercial mortgages or in a fixed investment contract or contracts issued by insurance companies.

                    (b) Fidelity Puritan Fund - this fund shall be invested in a broadly diversified portfolio securities, including stocks, bonds and short-term instruments.

                    (c) Fidelity Growth Opportunities Fund - this fund shall be invested primarily in common stocks and securities convertible into common stocks.

                    (d) Fidelity Magellan Fund - this fund shall be invested primarily in equity securities of United
               States, multi-national and foreign countries.

                    (e) Warburg Pincus Emerging Growth Fund - this fund shall be invested in equity securities of domestic, emerging growth companies. Ordinarily, this fund shall invest 65% of its total assets in common stock or warrants, with the remainder invested in debt securities, preferred stock and money market instruments.

                    (f) Warburg Pincus International Equity Fund - this fund shall be invested in equity securities of companies that have their principal business activities and interests outside the United States.

                    (g) Oceaneering International Inc. Company Stock Fund - this fund shall be solely invested in Common Stock of the Company."




               IN WITNESS WHEREOF, Oceaneering International, Inc. has caused these presents to be executed by its duly authorized officers in a number of copies, all of which shall constitute one and the same instrument, which may be sufficiently evidenced by any executed copy hereof, this 1st day of August, 1996, but effective as of the dates specified herein.




                                   OCEANEERING INTERNATIONAL, INC.

                                   By:  //s// GEORGE R. HAUBENREICH, JR.





          ATTEST:




          By:  //s//  SHEILA F. JAYNES

               Assistant Secretary







          [CORPORATE SEAL OF OCEANEERING INTERNATIONAL, INC.]